ARTHUR ANDERSEN LLP












                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 4, 1996, included in the Form 10-K, into the Corporation's previously filed Registration Statements on Form S-3 (File No. 33-44526) and Form S-8 (File No. 33-96960).





                                                    /s/ Arthur Andersen LLP
                                                    -----------------------


San Francisco, California
    March 25, 1996